UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2016

CORVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

863 Mitten Road, Suite 102
Burlingame, CA 94010
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 900-4520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 10, 2016, Corvus Pharmaceuticals, Inc. issued a press release announcing clinical biomarker findings of lead oral checkpoint inhibitor CPI-444, in connection with the presentations of such findings at the European Society for Medical Oncology (ESMO) 2016 Congress at the Bella Center in Copenhagen, Denmark. The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: October 10, 2016	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release titled, “Corvus Pharmaceuticals Announces Biomarker Findings from Phase 1/1b Study of Lead Oral Checkpoint Inhibitor CPI-444 Presented at ESMO 2016 Congress” dated October 10, 2016.